Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:40 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 1-A1

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
               ---------------------------------------------------
                FIXED COUPON:  4.553                TYPE: Fixed

                    ORIG BAL:  215,075,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------
                        102.31250      3.15         1.800
                        102.32812      3.14
                        102.34375      3.13
                        102.35938      3.12
                        102.37500      3.11
                       -------------------------------------
                       AVERAGE LIFE          1.91
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/07
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:42 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 2-A1

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
               ---------------------------------------------------
                FIXED COUPON:  4.705                TYPE: Fixed

                    ORIG BAL:  134,226,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        102.09375      3.71        2.305


                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:43 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 3-A1

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 3-A1
               ---------------------------------------------------
                FIXED COUPON:  4.380                TYPE: Fixed

                    ORIG BAL:  300,000,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------
                        101.96875      3.45         2.320
                        101.98438      3.44
                        102.00000      3.44
                        102.01562      3.43
                        102.03125      3.42
                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:45 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 3-A2

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 3-A2
               ---------------------------------------------------
                FIXED COUPON:  4.900                TYPE: Fixed

                    ORIG BAL:  125,000,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        102.75000      3.62        2.307


                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:46 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 3-A3

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 3-A3
               ---------------------------------------------------
                FIXED COUPON:  3.930                TYPE: Fixed

                    ORIG BAL:  10,000,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        101,00000      3.42        2.327


                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:48 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 3-A4

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 3-A4
               ---------------------------------------------------
                FIXED COUPON:  4.200                TYPE: Fixed

                    ORIG BAL:  25,000,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------
                        100.96875      3.70         2.313
                        100.98438      3.69
                        101.00000      3.68
                        101.01562      3.68
                        101.03125      3.67
                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:49 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 3-A5

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 3-A5
               ---------------------------------------------------
                FIXED COUPON:  4.377                TYPE: Fixed

                    ORIG BAL:  100,238,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        101,00000      3.86        2.304


                       -------------------------------------
                       AVERAGE LIFE          2.52
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/09
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:51 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 4-A1

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 4-A1
               ---------------------------------------------------
                FIXED COUPON:  4.626                TYPE: Fixed

                    ORIG BAL:  99,980,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        101,00000      4.16        2.541


                       -------------------------------------
                       AVERAGE LIFE          2.85
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/11
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers                                   Mon, 26 Apr 2004, 18:03:52 EDT
                                                  nstimola:SARM-2004-5_FINAL


                             YIELD TABLE - BOND 5-A

                       SARM 2004-5 5 POOLS OF HYBRID ARMS
                              SETTLE AS OF 04/30/04

               ---------------------------------------------------
                            BOND SUMMARY - BOND 5-A
               ---------------------------------------------------
                FIXED COUPON:  5.000                TYPE: Fixed

                    ORIG BAL:  110,980,000


                      FACTOR:  1.0000000

                 FACTOR DATE:  04/25/04         NEXT PMT: 05/25/04

                       DELAY:  24                  CUSIP:
               ---------------------------------------------------

                       -------------------------------------
                                            25 CPR
                       -------------------------------------
                         PRICE        YIELD       DURATION
                       -------------------------------------


                        101,00000      4.56        2.693


                       -------------------------------------
                       AVERAGE LIFE          3.10
                        FIRST PAY          05/25/04
                        LAST PAY           03/25/14
                       -------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
TSY BM     3Mo     6Mo    2YR     3YR     5YR    10YR    30YR    LIB BM     1MO     2MO     3MO      6MO      1YR     2YR       3YR
------------------------------------------------------------------------------------------------------------------------------------
  Yield 0.8860  0.9860 1.8750  2.4050  3.2740  4.2520  5.0310     Yield  1.1410  1.1600  1.1700   1.2260   1.4620   2.2370   2.8480
 Coupon                1.8750  2.6250  3.3750  4.2500  5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------
3.3140  3.6860  4.1750  4.3560  4.5117  4.6450  4.8570  5.0800  5.2720  5.3460

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.